UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2012

INTCOMEX, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-134090	65-0893400
(Commission File Number)	(IRS Employer Identification No.)

3505 NW 107th Avenue, Miami, FL 33178

(Address of principal executive offices) (Zip Code)

(305) 477-6230

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 25, 2012, a wholly-owned subsidiary of Intcomex, Inc. (the “Company”), Software Brokers of America, Inc. (“SBA” and, together with its consolidated subsidiaries, the “Borrower”), executed a first amendment (the “Amendment”) to the revolving credit and security agreement dated July 25, 2011 (the “Revolving Credit Agreement”) with PNC Bank, National Association, as lender and agent (“PNC Bank” or the “Lender”). The Amendment increased the maximum amount available for borrowing under the revolving credit facility from $30.0 million to $50.0 million, including standby letters of credit commitments in an aggregate undrawn face amount of up to $3.0 million. The Amendment also increased the annual facility fee from 0.25% to 0.375% of the unused commitment amount and the monthly collateral evaluation fee from $700 to $1,200.

The foregoing description of the Amendment only summarizes certain of the provisions of the Amendment to the Revolving Credit Agreement, does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference into this Item 1.01.

On January 25, 2012, the Company entered into an affirmation of guarantee with the Lender (the “First Affirmation of Guaranty”), pursuant to which the Company affirmed the guarantee of the performance by the Borrower of its obligations under the Revolving Credit Agreement and the Guaranty and Suretyship Agreement dated as of July 25, 2011 (the “Guaranty Agreement”). Also, on January 25, 2012, a wholly-owned subsidiary of the Company, Intcomex Holdings, LLC, (“Intcomex Holdings”), entered into an affirmation of guarantee with the Lender (the “Second Affirmation of Guaranty”), pursuant to which Intcomex Holdings affirmed the guarantee of the performance by the Borrower of its obligations under the Revolving Credit Agreement and the Guaranty Agreement.

A copy of the Amendment to the Revolving Credit Agreement, the First Affirmation of Guaranty, the Second Affirmation of Guaranty and the Amended, Restated and Substituted Revolving Credit Note are attached to this Current Report on Form 8-K (this “Report”) as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	First Amendment to Revolving Credit and Security Agreement, dated as of January 25, 2012, by and among Software Brokers of America, Inc., and its consolidated subsidiaries, as Borrower, and PNC Bank, National Association, as Lender and as Agent.

10.2	Affirmation of Guaranty, dated as of January 25, 2012, by Intcomex, Inc., as Guarantor.

10.3	Affirmation of Guaranty, dated as of January 25, 2012, by Intcomex Holdings, LLC, as Guarantor.

10.4	Amended, Restated and Substituted Revolving Credit Note, dated as of January 25, 2012, by and among Software Brokers of America, Inc., and its consolidated subsidiaries, as Borrower, and PNC Bank, National Association, as Lender and as Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intcomex, Inc.

Date: January 31, 2012	By:	/s/ Russell A. Olson
	Name:	Russell A. Olson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	First Amendment to Revolving Credit and Security Agreement, dated as of January 25, 2012, by and among Software Brokers of America, Inc., and its consolidated subsidiaries, as Borrower, and PNC Bank, National Association, as Lender and as Agent.

10.2	Affirmation of Guaranty, dated as of January 25, 2012, by Intcomex, Inc., as Guarantor.

10.3	Affirmation of Guaranty, dated as of January 25, 2012, by Intcomex Holdings, LLC, as Guarantor.

10.4	Amended, Restated and Substituted Revolving Credit Note, dated as of January 25, 2012 by and among Software Brokers of America, Inc., and its consolidated subsidiaries, as Borrower, and PNC Bank, National Association, as Lender and as Agent.

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